SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549



                               FORM 8-K



                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2001


                          SCANA Corporation
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        (Exact name of registrant as specified in its charter)



        South Carolina            1-8809               57-0784499
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(State or other jurisdiction    (Commission          (IRS Employer
  of incorporation)              File Number)     Identification No.)



1426 Main Street, Columbia, South Carolina                   29201
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000



                                 Not applicable
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     (Former name or former address, if changed since last report)












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Item 5.  Other Events.


        On January 9, 2001, South Carolina Electric & Gas Company (SCE&G), a principal subsidiary of SCANA Corporation, issued the press release attached hereto as Exhibit 99 and incorporated herein by this reference.

















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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SCANA Corporation
                                               (Registrant)




January 10, 2001                         By: s/Mark R. Cannon
                                             Mark R. Cannon
                                             Controller

































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                                EXHIBIT INDEX
 Number


   99.     Press release dated January 9, 2001.



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